UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005
O2DIESEL CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number: 000-32217

Delaware (State of incorporation)	91-2023525 (I.R.S. Employer Identification No.)

100 Commerce Drive, Suite 301 Newark, DE (Address of principal executive offices)	19713 (Zip Code)
(302) 266-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01 Entry into a Material Definitive Agreement
The disclosure required to be provided herein is incorporated by reference to Item 5.02 below.
SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On July 28, 2005, the Board of Directors of O2Diesel Corporation (the “Company”) appointed Mr. Richard Roger as the President and Chief Operating Officer of the Company. Mr. Roger will assume the role of President from Alan Rae, who will continue to serve as the Company’s Chief Executive Officer.
On June 9, 2005, the Company entered into an employment agreement with Mr. Roger to serve as the President and Chief Operating Officer. The terms of Mr. Roger’s employment agreement provide that for the period of July 1, 2005 until December 31, 2005, Mr. Roger will work one day per week and work on a full time basis beginning on December 31, unless otherwise agreed by the Company. During the period Mr. Roger is working part-time he will be paid $6,000 per month. Upon commencing full time employment, he will receive an annual base salary of $250,000 with incentive compensation of up to 100% of his salary and options to purchase 1,000,000 shares of the Company’s common stock. He will also receive 500,000 shares of restricted stock, which will vest in equal yearly installments on January 1, 2007, 2008 and 2009. The terms of Mr. Roger’s employment are set forth in Exhibit 10.1, which is incorporated herein by reference.
Effective July 29, 2005, Mr. Roger also resigned from the Company’s Board of Directors to assume his new position with the Company and to enable the Company to have a majority of independent directors. Mr. Roger served as a director of the Company since April 18, 2004. There were no disagreements between Mr. Roger and the Company on any matter relating to the Company’s operations, policies or practices.
On July 28, 2005, David Koontz announced his plans to resign as Chief Financial Officer, Treasurer & Secretary of the Company, effective August 6, 2005. Mr. Koontz plans to pursue other interests. Mr. Koontz will continue as a director of the Company and will work closely with management in transitioning his responsibilities to the new Chief Financial Officer currently being sought by the Company. There was no disagreement with the Company on any matter relating to the Company’s operations, policies or practices that led to his resignation.
A copy of the Press Release announcing these changes in management is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits:

Exhibit
No.	Description
10.1	Employment Agreement by and between the Company and Richard Roger, filed herewith.

99.1	Text of Press Release, issued by O2Diesel Corporation on August 3, 2005, filed herewith.

S I G N A T U R E
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O2DIESEL CORPORATION
By:	/s/ Alan R. Rae
Alan R. Rae
Chief Executive Officer

Date: August 3, 2005